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                                                                    Exhibit 99.3


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                                                                                   Citizens First Bancorp, Inc.
                                                                                         Stock Order Form
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                                                          Stock Information Center     Citizens First          Expiration Date
                                                               P.O. Box ----            Savings Bank        for Stock Order Forms:
                                                               Port Huron, MI         525 Water Street              .  , 2000
                                                                                    Port Huron, MI 48060  12:00 Noon, Michigan Time,
                                                                           (810)  . -  .                       Unless Extended
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 IMPORTANT--PLEASE NOTE: A properly completed original stock order form must be used to subscribe for common shares. Faxes or copies of this form may not be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this Form.
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 (1) Number of       Subscription     (2) Total Payment   (3) Employee/Officer/Director Information
     Shares             Price             Due             [ ] Check here if you are a director, officer or employee of Citizens
                                                              First or a member of such person's immediate family.
                     X  $10.00  =      $
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 (4) Method of Payment/Check                              (6) Purchaser Information
 Enclosed is a check, bank                                a. [ ] Eligible Accounts Holder -- Check here if you were a depositor of
 draft or money order made                                       at least $50.00 at Citizens First on   .   .  Enter information
 payable to Citizens First                                       below for all deposit accounts that you had at Citizens First
 Bancorp, Inc. in the                                            on   .   .
 amount of:                 $                             b. [ ] Supplemental Eligible Account Holder -- Check here if you were
                                                                 a depositor of at least $50.00 at Citizens First on   .    but are
 Orders for common stock in the Subscription Offering            not an Eligible Account Holder.  Enter information below for all
 which aggregate $25,000 or more must be paid by                 deposit accounts that you had at Citizens First on   .   .
 official bank or certified check or by withdrawal        c. [ ] Local Community Resident -- Check here if you are a resident of
 authorization from a deposit account at Citizens First.           .   Counties, Michigan.
 No wire transfers will be accepted.
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 (5) Method of Payment/Withdrawal
 The undersigned authorizes withdrawal from the
 following account(s) at Citizens First. There is no
 penalty for early withdrawal for purposes of this
 payment.
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        Account Number(s)           Withdrawal Amount(s)
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                                  $
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                                  $
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                                  $
 --------------------------------------------------------        ------------------------------------------------------------------
  Total Withdrawal Amount         $
                                 ------------------------
 In order to subscribe for shares through an individual
 retirement account ("IRA") at Citizens First, you must
 contact the Stock Information Center at Citizens First
 no later than   .   , 2000.
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 ACCOUNT INFORMATION
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  . These account numbers correspond to the preprinted           ------------------------------------------------------------------
    account name(s) and ownership in the top left hand
    corner of this form.                                     ----------------------------------------------------------------------
  . These may not be all of your qualifying accounts.            Account Title (Names on Accounts)           Account Number(s)
    Other account ownerships may be listed on separate       ----------------------------------------------------------------------
    proxy and/or stock order forms.
 --------------------------------------------------------    ----------------------------------------------------------------------
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  . You must list in the box to the right any account        ----------------------------------------------------------------------
    numbers from other stock order forms you have
    received in the mail and any other accounts that you     ----------------------------------------------------------------------
    have, or have had ownership in, at Citizens First.
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  . If you do not list all of your accounts, you may not
    receive all of the shares that you are eligible for.     ----------------------------------------------------------------------
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 (7) Stock Registration/Form of Stock Ownership
 [ ] Individual             [ ] Joint Tenants   [ ] Tenants in Common    [ ] Fiduciary (Under Agreement Dated ______________, ____)
 [ ] Individual Retirement  [ ] Corporation or  [ ] Uniform Transfer to  [ ] Other ________________________________________________
     Account (IRA)              Partnership         Minors Act
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 (8) Name(s) in which shares are to be registered (Please print clearly)   Social Security # or Tax ID
 ------------------------------------------------------------------------  --------------------------------------------------------

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 Name(s) continued                                                         Telephone (Daytime)            E-Mail
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 ------------------------------------------------------------------------  -----------------------------  -------------------------
 Street Address                               City                         State                          Zip Code
 -------------------------------------------  ---------------------------  -----------------------------  -------------------------

 -------------------------------------------  ---------------------------  -----------------------------  -------------------------
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 (9) NASD Affiliation                                                            (10) Associate--Acting in Concert
 [ ] Check here if you are a member of the National Association of Securities    [ ] Check here and complete the reverse side of
     Association of Securities Dealers, Inc., a person associated with an NASD       this Form, if you or any Associate (as
     member, a member of the immediate family of any such person to whose            defined on the reverse side of this Form)
     support such person contributes, directly or indirectly, or the holder of       or persons Acting in Concert (as defined on
     an account in which an NASD member or person associated with an NASD            the reverse side of this Form) with you have
     member has a beneficial interest. To comply with conditions under which         submitted other orders for shares in the
     an exemption from the NASD's Interpretation With Respect to Free-Riding         Subscription Offering and/or the Community
     and Withholding is available, you agree, if you have checked the NASD           Offering.
     Affiliation box, (i) not to sell, transfer or hypothecate the stock for a period of 90 days following issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.
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 (11) Acknowledgment
 To be effective, this fully completed Stock Order Form and Form of Certification must be actually received by Citizens First
 Savings Bank, no later than 12:00 Noon, Michigan time, on    .    , unless extended; otherwise this Stock Order Form and all subscription rights will be void.  Completed Stock Order Forms, together with the executed Form of Certification and the required payment or withdrawal authorization, may be delivered to Citizens First or may be mailed to the Post Office Box indicated on the enclosed business reply envelope.  All rights exercisable hereunder are not transferable and shares purchased upon exercise of such rights must be purchased for the account of the person exercising such rights.
 It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the
 Plan of Conversion of Citizens First described in the accompanying Prospectus.  If the Plan of Conversion is not approved by the
 members of Citizens First at a Special Meeting to be held on    .    , or any adjournment thereof, all orders will be cancelled and funds received as payment, with accrued interest, will be returned promptly.
 The undersigned agrees that after receipt by Citizens First, this Stock Order Form may not be modified, withdrawn or cancelled without Citizens First's consent, and if authorization to withdraw from deposit accounts at Citizens First has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned.
 Under penalty of perjury, I certify that the Social Security or Tax ID Number and the other information provided in this Stock
 Order Form are true, correct and complete, that I am not subject to back-up withholding, that I am purchasing only for my own account and that there is no agreement or understanding regarding the transfer of my subscription rights or the sale or transfer of these shares.
 Federal regulations prohibit any person from transferring or entering into any agreement directly or indirectly to transfer the legal or beneficial ownership of subscription rights, or the underlying securities to the account of another.  Citizens First and
 Citizens First Bancorp, Inc. will pursue any and all legal and equitable remedies in the event they become aware of the transfer of subscription rights and will not honor orders known by them to involve such transfer.  I acknowledge that the common shares offered are not savings or deposit accounts and are not insured by the Savings Association Insurance Fund, the Bank Insurance
 Fund, the Federal Deposit Insurance Corporation, or any other government agency, may lose value and are not guaranteed by Citizens
 First Bancorp, Inc.  I further acknowledge receipt of the Prospectus at least 48 hours prior to delivery of this Stock Order Form to Citizens First.
 A VALID STOCK ORDER FORM MUST BE SIGNED AND DATED TWICE: BELOW AND ON THE FORM OF CERTIFICATION ON THE REVERSE HEREOF.
 Signature                        Date    Signature                        Date    OFFICE USE
 -------------------------------------    -------------------------------------                              ----------------------
                                                                                                                  Date Received

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 A SIGNED FORM OF CERTIFICATION MUST ACCOMPANY ALL STOCK ORDER FORMS (SEE                Batch #                     Order #
 REVERSE SIDE)
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Item (6)a, b--(continued)
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   Account Title      Account     "Associate" is defined as (i) any
(Names on Accounts)  Number(s)    corporation or organization (other than
--------------------------------  Citizens First, Citizens First Bancorp or a
--------------------------------  majority-owned subsidiary of Citizens
--------------------------------  First), of which such person is an officer or partner or is, directly or indirectly,
                                  the beneficial owner of 10% or more of any
                                  class of equity securities, (ii) any trust
                                  or other estate in which such person has a
                                  substantial beneficial interest or as to
                                  which such person serves as a trustee or in
                                  a similar fiduciary capacity, except that
                                  such term does not include any tax-qualified
                                  employee stock benefit plan or non-tax-
                                  qualified employee stock benefit plan in
                                  which such person has a substantial
                                  beneficial interest or serves as a trustee
                                  or in a substantial fiduciary capacity; and
                                  (iii) any relative or spouse of such person,
                                  or any relative of such spouse, who either
                                  has the same home as such person or who is a
                                  director or officer of Citizens First,
Item (11)--(continued)            Citizens First Bancorp or any subsidiaries
                                  thereof.
List below all other orders       "Acting in Concert" is defined as (i)
submitted by you or your          knowing participation in a joint activity or
Associates (as defined) or by     interdependent conscious parallel action
persons Acting in Concert (as     towards a common goal whether or not
defined) with you.                pursuant to an express agreement; (ii) a
--------------------------------  combination or pooling of voting or other
  Name(s) listed on   Number of   interests in the securities of an issuer for
  other Stock Order    Shares     a common purpose pursuant to any contract,
        Forms         Ordered     understanding, relationship, agreement or
                                  other arrangement, whether written or
--------------------------------  otherwise; or (iii) a person or company
--------------------------------  which acts in concert with another person or
--------------------------------  company shall also be deemed to be acting in concert with any person or company who is
                                  also acting in concert with that other
                                  party, except that any tax-qualified
                                  employee stock benefit plan will not be
                                  deemed to be acting in concert with its
                                  trustee or a person who serves in a similar
                                  capacity solely for the purpose of
                                  determining whether stock held by the
                                  trustee and stock held by the plan will be
                                  aggregated.

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   A valid stock order form must be signed and dated below and on the front of this form.

                             FORM OF CERTIFICATION

 I/WE ACKNOWLEDGE THAT THE COMMON SHARES OF CITIZENS FIRST BANCORP, INC. ARE NOT DEPOSIT OR SAVINGS ACCOUNTS AND ARE NOT FEDERALLY INSURED, AND ARE NOT GUARANTEED BY CITIZENS FIRST OR BY THE FEDERAL GOVERNMENT. THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.

 If anyone asserts that the common shares are federally insured or
 guaranteed, or are as safe as an insured deposit, I should call the      ,
  .       ,  .  at  . .

 I/We further certify that, before purchasing the common shares, par value of $0.01 per share, of CITIZENS FIRST BANCORP, INC., the proposed holding company for CITIZENS FIRST, I/we received a Prospectus dated . , 2000 which contains disclosure concerning the nature of the common shares being offered and describes the following risks involved in the investment under the heading "RISK FACTORS" beginning on page . of the Prospectus.

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 Signature                    Date

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 Name (Please Print)

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